Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L   S T R E N G T H

O P E R A T I O N A L   E X C E L L E N C E

FBL Financial Group, Inc.
Financial Supplement
March 31, 2008

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
TEL: 515.226.6780

NYSE: FFG

www.fblfinancial.com

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
March 31, 2008
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Income	4
Consolidated Statements of Operating Income, last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income	7
Statements of Pre-tax Operating Income, last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs by Segment	13
Collected Premiums, last five quarters	14
Other Information	15

NOTE 1: In addition to net income, FBL Financial Group has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of:

• realized and unrealized gains and losses on investments;
• changes in net unrealized gains and losses on derivatives;
• the cumulative effect of changes in accounting principles.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31,	December 31,
	2008	2007
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost: 2008 - $9,822,297; 2007 - $9,662,986)
	$9,414,478	$9,522,592
Equity securities - available for sale, at market (cost of $22,410 in 2008 and 2007)	25,007	23,633
Mortgage loans on real estate	1,229,068	1,221,573
Derivative instruments	28,359	43,918
Investment real estate, less allowances for depreciation of $0 in 2008 and 2007	2,559	2,559
Policy loans	179,140	179,490
Other long-term investments	1,300	1,300
Short-term investments	99,095	72,005
Total investments	10,979,006	11,067,070

Cash and cash equivalents	101,404	84,015
Securities and indebtedness of related parties	20,043	19,957
Accrued investment income	130,063	118,827
Amounts receivable from affiliates	5,937	10,831
Reinsurance recoverable	111,849	123,659
Deferred policy acquisition costs	1,089,344	991,155
Deferred sales inducements	353,414	321,263
Value of insurance in force acquired	45,525	41,215
Property and equipment, less allowances for depreciation of $77,678 in 2008 and $75,365 in 2007	49,352	49,164
Current income tax recoverable	15,405	7,412
Deferred income tax benefit	16,711	-
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	198,029	186,925
Other assets	22,146	32,458
Assets held in separate accounts	802,225	862,738

Total assets	$13,951,623	$13,927,859

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31,	December 31,
	2008	2007
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$9,707,117	$9,557,073
Traditional life insurance and accident and health products	1,297,198	1,284,068
Unearned revenue reserve	29,774	28,448
Other policy claims and benefits	38,193	31,069
	11,072,282	10,900,658
Other policyholders' funds:
Supplementary contracts without life contingencies	460,554	439,441
Advance premiums and other deposits	162,174	158,245
Accrued dividends	11,134	11,208
	633,862	608,894

Amounts payable to affiliates	1,228	35
Long-term debt	316,949	316,930
Deferred income taxes	-	28,188
Collateral payable for securities lending and other transactions	197,477	202,594
Other liabilities	121,095	104,840
Liabilities related to separate accounts	802,225	862,738
Total liabilities	13,145,118	13,024,877

Minority interest in subsidiaries	129	91

Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 28,969,068 shares in 2008 and 28,826,738 shares in 2007	104,453	101,221
Class B common stock, without par value – authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,525	7,525
Accumulated other comprehensive loss	(137,996)	(36,345)
Retained earnings	829,394	827,490
Total stockholders’ equity	806,376	902,891
Total liabilities and stockholders’ equity	$13,951,623	$13,927,859

FBL Financial Group, Inc.
Consolidated Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2008	2007
Revenues:
Interest sensitive and index product charges	$29,121	$26,986
Traditional life insurance premiums	36,133	34,537
Net investment income	168,494	149,962
Derivative loss	(98,896)	(3,877)
Realized/unrealized gains (losses) on investments	(29,347)	1,456
Other income	5,865	7,096
Total revenues	111,370	216,160
Benefits and expenses:
Interest sensitive and index product benefits	104,761	94,832
Change in value of index product embedded derivatives	(103,170)	(4,044)
Traditional life insurance benefits	27,252	24,670
Increase in traditional life future policy benefits	11,390	7,536
Distributions to participating policyholders	5,270	5,592
Underwriting, acquisition and insurance expenses	46,691	42,110
Interest expense	4,451	3,288
Other expenses	5,955	6,023
Total benefits and expenses	102,600	180,007
	8,770	36,153
Income taxes	(2,458)	(12,407)

Minority interest in loss (earnings) of subsidiaries	9	(10)
Equity income, net of related income taxes	117	375
Net income	6,438	24,111
Dividends on Series B preferred stock	(38)	(38)
Net income applicable to common stock	$6,400	$24,073

Earnings per common share	$0.21	$0.81

Earnings per common share – assuming dilution	$0.21	$0.80

Cash dividends per common share	$0.125	$0.120

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008

Operating revenues:
Interest sensitive and index product charges	$26,986	$27,940	$29,129	$30,492	$29,206
Traditional life insurance premiums	34,537	38,975	34,751	36,419	36,133
Net investment income	149,962	154,582	157,016	166,471	168,494
Derivative income (loss)	(4,013)	17,135	28,257	8,937	(17,926)
Other income	7,096	6,446	6,513	6,484	5,865
Total operating revenues	214,568	245,078	255,666	248,803	221,772

Benefits and expenses:
Interest sensitive and index product benefits	93,902	115,044	128,428	118,064	99,147
Traditional life insurance	24,670	23,411	21,595	21,132	27,252
Increase in traditional life future policy benefits	7,536	11,693	8,840	9,613	11,390
Distributions to participating policyholders	5,592	5,656	4,866	5,306	5,270
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,404	3,648	3,455	3,398	3,401
Amortization of deferred policy acquisition costs	18,510	20,688	22,027	24,025	22,436
Amortization of value of insurance in force acquired	911	1,097	1,004	2,068	1,055
Other underwriting expenses	18,110	17,899	19,281	19,160	19,369
Total underwriting, acquisition and insurance expenses	40,935	43,332	45,767	48,651	46,261
Interest expense	3,288	4,511	4,437	4,430	4,451
Other expenses	6,024	5,673	5,675	6,389	5,955
Total benefits and expenses	181,947	209,320	219,608	213,585	199,726
	32,621	35,758	36,058	35,218	22,046
Income taxes	(10,889)	(11,749)	(12,172)	(10,807)	(7,104)
Minority interest in loss (earnings) of subsidiaries	(10)	5	2	52	9
Equity income, net of related income taxes	375	189	538	433	117
Dividends on Series B preferred stock	(38)	(37)	(37)	(37)	(38)

Operating income applicable to common stock	22,059	24,166	24,389	24,859	15,030

Realized/unrealized gains (losses) on investments, net of offsets	954	1,365	2,392	(213)	(12,165)
Change in net unrealized gains/losses on derivatives, net of offsets	1,343	8,278	(10,319)	(12,800)	3,535
Cumulative effect of change in accounting principle	(283)	-	-	-	-

Net income applicable to common stock	$24,073	$33,809	$16,462	$11,846	$6,400

Operating income per common share - assuming dilution	$0.73	$0.80	$0.81	$0.82	$0.50
Earnings per common share - assuming dilution	$0.80	$1.12	$0.54	$0.39	$0.21

Weighted average common shares outstanding (in thousands):
Basic	29,573	29,682	29,731	29,787	29,860
Effect of dilutive securities	649	603	551	626	348
Diluted	30,222	30,285	30,282	30,413	30,208

Operating return on equity, excluding AOCI - last twelve months	10.5%	10.7%	10.6%	10.6%	9.6%
Operating return on equity, including AOCI - last twelve months	10.6%	10.8%	10.6%	10.7%	10.1%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments.  The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable.  We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution.  Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest.  Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.  The Exclusive Annuity segment also includes index annuities.  With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies.  These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts.  These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;
- interest expense;
- accident and health insurance products, primarily a closed block of group policies;
- advisory services for the management of investments and other companies;
- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
- leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss).  Accordingly, income taxes are not allocated to the segments.  In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2008	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$265	$5,309	$11,421	$12,211	$-	$29,206
Traditional life insurance premiums	-	-	36,133	-	-	36,133
Net investment income	35,538	90,766	35,787	3,341	3,062	168,494
Derivative loss	(133)	(17,793)	-	-	-	(17,926)
Other income	26	-	21	383	5,435	5,865
Total operating revenues	35,696	78,282	83,362	15,935	8,497	221,772

Benefits and expenses:
Interest sensitive and index product benefits	23,287	53,534	16,385	5,941	-	99,147
Traditional life insurance benefits	-	-	27,252	-	-	27,252
Increase in traditional life future policy benefits	-	-	11,390	-	-	11,390
Distributions to participating policyholders	-	-	5,270	-	-	5,270
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,579	822	-	3,401
Amortization of deferred policy acquisition costs	2,482	13,011	4,446	2,497	-	22,436
Amortization of value of insurance in force acquired	534	-	521	-	-	1,055
Other underwriting expenses	2,151	3,942	7,355	5,304	617	19,369
Total underwriting, acquisition and insurance expenses	5,167	16,953	14,901	8,623	617	46,261
Interest expense	-	-	-	-	4,451	4,451
Other expenses	-	-	-	203	5,752	5,955
Total benefits and expenses	28,454	70,487	75,198	14,767	10,820	199,726
	7,242	7,795	8,164	1,168	(2,323)	22,046
Minority interest in loss of subsidiaries	-	-	-	-	9	9
Equity income, before tax	-	-	-	-	180	180
Pre-tax operating income (loss)	$7,242	$7,795	$8,164	$1,168	$(2,134)	$22,235

Quarter Ended March 31, 2007	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$287	$4,105	$11,329	$11,265	$-	$26,986
Traditional life insurance premiums	-	-	34,537	-	-	34,537
Net investment income	36,810	71,122	35,837	3,473	2,720	149,962
Derivative income (loss)	41	(4,054)	-	-	-	(4,013)
Other income	-	-	-	1,623	5,473	7,096
Total operating revenues	37,138	71,173	81,703	16,361	8,193	214,568

Benefits and expenses:
Interest sensitive and index product benefits	23,387	47,720	17,672	5,123	-	93,902
Traditional life insurance benefits	-	-	24,670	-	-	24,670
Increase in traditional life future policy benefits	-	-	7,536	-	-	7,536
Distributions to participating policyholders	-	-	5,592	-	-	5,592
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,589	815	-	3,404
Amortization of deferred policy acquisition costs	2,045	9,292	4,409	2,764	-	18,510
Amortization of value of insurance in force acquired	413	-	498	-	-	911
Other underwriting expenses	2,176	3,002	7,343	5,209	380	18,110
Total underwriting, acquisition and insurance expenses	4,634	12,294	14,839	8,788	380	40,935
Interest expense	-	-	-	-	3,288	3,288
Other expenses	-	-	-	192	5,832	6,024
Total benefits and expenses	28,021	60,014	70,309	14,103	9,500	181,947
	9,117	11,159	11,394	2,258	(1,307)	32,621
Minority interest in earnings of subsidiaries	-	-	-	-	(10)	(10)
Equity income, before tax	-	-	-	-	577	577
Pre-tax operating income (loss)	$9,117	$11,159	$11,394	$2,258	$(740)	$33,188

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$287	$289	$276	$259	$265
Net investment income	36,810	36,932	35,664	36,861	35,538
Derivative income (loss):
Proceeds from option settlements	126	127	48	165	73
Cost of money for call options	(85)	(95)	(99)	(98)	(94)
Proceeds from (cost of) interest rate swaps	-	998	1,107	832	(112)
Total derivative income (loss)	41	1,030	1,056	899	(133)
Other income	-	-	-	-	26
Total operating revenues	37,138	38,251	36,996	38,019	35,696

Benefits and expenses:
Interest sensitive and index product benefits	23,387	24,641	24,613	24,563	23,287
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,045	2,607	3,179	2,111	2,482
Amortization of value of insurance in force acquired	413	447	343	311	534
Other underwriting expenses	2,176	2,098	2,196	2,262	2,151
Total underwriting, acquisition and insurance expenses	4,634	5,152	5,718	4,684	5,167
Total benefits and expenses	28,021	29,793	30,331	29,247	28,454
Pre-tax operating income	$9,117	$8,458	$6,665	$8,772	$7,242

Balance sheet data, securities at cost:

Assets:
Investments	$2,340,938	$2,330,355	$2,334,881	$2,315,044	$2,350,332
Deferred policy acquisition costs	79,574	78,932	79,556	80,685	84,023
Value of insurance in force acquired	14,042	13,598	13,257	12,949	12,509
Other assets	49,728	44,192	44,747	51,155	50,485
Total assets	$2,484,282	$2,467,077	$2,472,441	$2,459,833	$2,497,349

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,822,350	$1,820,788	$1,824,221	$1,825,325	$1,842,844
Other insurance reserves	396,292	396,295	395,144	392,326	394,576
Other liabilities	33,774	20,058	21,260	15,362	36,711
Total liabilities	2,252,416	2,237,141	2,240,625	2,233,013	2,274,131
Allocated equity	231,866	229,936	231,816	226,820	223,218
Total liabilities and equity	$2,484,282	$2,467,077	$2,472,441	$2,459,833	$2,497,349

Other data:
Number of direct contracts	52,918	52,311	51,769	51,311	50,926

Net statutory portfolio yield, excluding cash	6.21%	6.12%	6.12%	6.05%	5.75%
Credited rate	4.43%	4.43%	4.43%	4.35%	4.14%
Spread on direct fixed annuities at end of quarter	1.78%	1.69%	1.69%	1.70%	1.61%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,436,611	$1,436,152	$1,436,517	$1,439,049	$1,442,520

Deposits	32,230	33,344	23,978	24,045	43,164
Withdrawals, surrenders and death benefits	(25,150)	(32,173)	(22,702)	(22,659)	(24,090)
Net flows	7,080	1,171	1,276	1,386	19,074

Policyholder interest/index credits	15,275	15,425	15,423	15,382	14,897
Annuitizations and other	(22,814)	(16,231)	(14,167)	(13,297)	(18,679)
Balance, end of period	1,436,152	1,436,517	1,439,049	1,442,520	1,457,812
Other interest sensitive reserves	386,198	384,271	385,172	382,805	385,032
Total interest sensitive and index product reserves	$1,822,350	$1,820,788	$1,824,221	$1,825,325	$1,842,844

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$4,105	$4,829	$5,133	$6,399	$5,309
Net investment income	71,122	73,442	78,337	86,230	90,766
Derivative income (loss):
Proceeds from option settlements	19,667	41,650	55,258	38,717	14,341
Cost of money for call options	(23,721)	(25,545)	(28,057)	(30,679)	(32,134)
Total derivative income (loss)	(4,054)	16,105	27,201	8,038	(17,793)
Total operating revenues	71,173	94,376	110,671	100,667	78,282

Benefits and expenses:
Interest sensitive and index product benefits:
Interest sensitive product benefits	17,664	18,059	19,171	23,222	25,430
Index product benefits:
Interest credited	9,874	11,084	12,116	12,034	13,579
Index credits	20,182	40,913	53,428	39,465	14,525
Total index product benefits	30,056	51,997	65,544	51,499	26,267
Total interest sensitive and index product benefits	47,720	70,056	84,715	74,721	53,534
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	9,292	12,766	12,191	13,339	13,011
Other underwriting expenses	3,002	3,079	2,986	3,145	3,942
Total underwriting, acquisition and insurance expenses	12,294	15,845	15,177	16,484	16,953
Total benefits and expenses	60,014	85,901	99,892	91,205	70,487
Pre-tax operating income	$11,159	$8,475	$10,779	$9,462	$7,795

Balance sheet data, securities at cost:

Assets:
Investments	$5,109,465	$5,416,676	$5,841,363	$6,249,207	$6,393,489
Deferred policy acquisition costs	399,681	404,758	433,409	468,529	478,708
Deferred sales inducements	231,063	241,245	261,522	286,849	292,491
Other assets	151,110	149,404	153,391	142,582	167,015
Total assets	$5,891,319	$6,212,083	$6,689,685	$7,147,167	$7,331,703

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$3,707,801	$3,997,813	$4,506,311	$4,994,736	$5,172,016
Interest sensitive and index product reserves - assumed	1,890,704	1,860,472	1,825,551	1,766,735	1,719,151
Other insurance reserves	30,178	34,343	48,829	64,242	89,362
Other liabilities	3,552	40,471	23,292	21,034	36,972
Total liabilities	5,632,235	5,933,099	6,403,983	6,846,747	7,017,501
Allocated equity	259,084	278,984	285,702	300,420	314,202
Total liabilities and equity	$5,891,319	$6,212,083	$6,689,685	$7,147,167	$7,331,703

Other data:
Number of direct contracts	55,420	59,862	66,957	73,980	78,241

Fixed rate annuitites:
Net statutory portfolio yield, excluding cash	5.63%	5.73%	5.80%	5.80%	5.83%
Credited rate	4.76%	4.77%	4.83%	4.86%	4.85%
Spread on direct fixed rate annuities at end of quarter	0.87%	0.96%	0.97%	0.94%	0.98%

Index annutities:
Net statutory portfolio yield, excluding cash	5.59%	5.68%	5.71%	5.74%	5.77%
Credited rate/option cost	3.39%	3.44%	3.51%	3.57%	3.56%
Spread on direct index annuities at end of quarter	2.20%	2.24%	2.20%	2.17%	2.21%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$5,352,604	$5,597,140	$5,856,937	$6,330,502	$6,759,976

Deposits	282,679	268,323	474,385	485,878	303,676
Withdrawals, surrenders and death benefits	(95,219)	(98,253)	(109,068)	(130,841)	(134,517)
Net flows	187,460	170,070	365,317	355,037	169,159

Policyholder interest/index credits	65,273	85,412	98,090	86,470	63,945
Derivative value change and other	(8,197)	4,315	10,158	(12,033)	(103,467)
Balance, end of period	5,597,140	5,856,937	6,330,502	6,759,976	6,889,613
Other interest sensitive reserves	1,365	1,348	1,360	1,495	1,554
Total interest sensitive and index product reserves	$5,598,505	$5,858,285	$6,331,862	$6,761,471	$6,891,167

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,329	$11,098	$12,296	$11,457	$11,421
Traditional life insurance premiums	34,537	38,975	34,751	36,419	36,133
Net investment income	35,837	37,319	35,326	35,749	35,787
Other income	-	-	-	-	21
Total operating revenues	81,703	87,392	82,373	83,625	83,362

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,476	8,729	9,046	9,146	9,140
Death benefits	8,196	7,024	5,831	5,092	7,245
Total interest sensitive product benefits	17,672	15,753	14,877	14,238	16,385
Traditional life insurance benefits:
Death benefits	13,670	11,983	12,883	12,582	18,433
Surrender and other benefits	11,000	11,428	8,712	8,550	8,819
Total traditional life insurance benefits	24,670	23,411	21,595	21,132	27,252
Increase in traditional life future policy benefits	7,536	11,693	8,840	9,613	11,390
Distributions to participating policyholders	5,592	5,656	4,866	5,306	5,270
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,589	2,808	2,676	2,461	2,579
Amortization of deferred policy acquisition costs	4,409	4,127	6,042	5,555	4,446
Amortization of value of insurance in force acquired	498	650	661	1,757	521
Other underwriting expenses	7,343	7,077	7,702	7,603	7,355
Total underwriting, acquisition and insurance expenses	14,839	14,662	17,081	17,376	14,901
Total benefits and expenses	70,309	71,175	67,259	67,665	75,198
Pre-tax operating income	$11,394	$16,217	$15,114	$15,960	$8,164

Balance sheet data, securities at cost:
Assets:
Investments	$2,204,059	$2,214,197	$2,225,049	$2,216,803	$2,228,639
Deferred policy acquisition costs	223,324	226,657	227,267	230,399	233,127
Deferred sales inducements	2,972	3,267	3,607	3,806	3,861
Value of insurance in force acquired	30,707	30,061	29,395	27,642	27,182
Other assets	61,100	61,532	61,655	66,256	78,837
Total assets	$2,522,162	$2,535,714	$2,546,973	$2,544,906	$2,571,646

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$770,949	$767,304	$766,769	$768,066	$768,141
Other insurance reserves	1,371,866	1,379,671	1,385,873	1,400,379	1,416,311
Other liabilities	73,436	81,654	88,892	66,566	65,445
Total liabilities	2,216,251	2,228,629	2,241,534	2,235,011	2,249,897
Allocated equity	305,911	307,085	305,439	309,895	321,749
Total liabilities and equity	$2,522,162	$2,535,714	$2,546,973	$2,544,906	$2,571,646

Other data:
Number of direct policies - traditional life	328,590	329,940	330,209	332,494	332,538
Number of direct policies - universal life	56,153	55,785	55,439	55,218	54,787
Direct face amounts - traditional life	$26,545	$27,295	$27,853	$28,551	$29,088
Direct face amounts - universal life	$4,667	$4,674	$4,675	$4,695	$4,684

Net statutory portfolio yield, excluding cash	6.35%	6.30%	6.30%	6.32%	6.30%
Credited rate	4.45%	4.45%	4.39%	4.40%	4.40%
Spread on direct universal life at end of quarter	1.90%	1.85%	1.91%	1.92%	1.90%

Interest sensitive reserve activity:
Balance, beginning of period	$772,405	$770,949	$767,304	$766,769	$768,066

Deposits	12,836	13,504	13,476	14,079	13,395
Withdrawals and surrenders	(7,958)	(11,298)	(7,814)	(7,539)	(7,439)
Net flows	4,878	2,206	5,662	6,540	5,956

Policyholder interest credited	8,672	7,955	8,043	8,604	8,286
Policy charges	(11,377)	(10,547)	(11,120)	(11,328)	(11,263)
Benefits and other	(3,629)	(3,259)	(3,120)	(2,519)	(2,904)
Balance, end of period	$770,949	$767,304	$766,769	$768,066	$768,141

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Variable Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges:
Variable universal life product charges	$9,183	$9,433	$9,200	$9,936	$9,913
Variable annuity product charges	2,082	2,291	2,224	2,441	2,298
Total interest sensitive product charges	11,265	11,724	11,424	12,377	12,211
Net investment income	3,473	3,503	3,330	3,352	3,341
Other income	1,623	535	573	201	383
Total operating revenues	16,361	15,762	15,327	15,930	15,935

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,029	1,971	1,943	2,003	2,217
Death benefits	3,094	2,623	2,280	2,539	3,724
Total interest sensitive product benefits	5,123	4,594	4,223	4,542	5,941
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	815	840	779	852	822
Amortization of deferred policy acquisition costs	2,764	1,188	615	3,020	2,497
Other underwriting expenses	5,209	5,186	5,140	5,238	5,304
Total underwriting, acquisition and insurance expenses	8,788	7,214	6,534	9,110	8,623
Other expenses	192	181	189	176	203
Total benefits and expenses	14,103	11,989	10,946	13,828	14,767
Pre-tax operating income	$2,258	$3,773	$4,381	$2,102	$1,168

Balance sheet data, securities at cost:
Assets:
Investments	$217,297	$207,147	$216,939	$215,176	$224,408
Deferred policy acquisition costs	147,906	151,076	154,059	156,055	156,980
Deferred sales inducements	1,712	1,858	2,208	2,369	2,379
Other assets	12,911	30,955	14,032	11,539	15,909
Separate account assets	784,995	838,190	865,557	862,738	802,225
Total assets	$1,164,821	$1,229,226	$1,252,795	$1,247,877	$1,201,901

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$202,829	$201,472	$201,586	$202,211	$204,965
Other insurance reserves	30,288	28,558	26,934	26,985	28,596
Other liabilities	51,782	50,613	46,226	39,290	38,249
Separate account liabilities	784,995	838,190	865,557	862,738	802,225
Total liabilities	1,069,894	1,118,833	1,140,303	1,131,224	1,074,035
Allocated equity	94,927	110,393	112,492	116,653	127,866
Total liabilities and equity	$1,164,821	$1,229,226	$1,252,795	$1,247,877	$1,201,901

Rollforward of separate account balances:
Beginning separate account balance	$764,377	$784,995	$838,190	$865,557	$862,738
Net premiums	35,529	38,202	29,257	35,594	27,019
Net investment gain (loss)	10,818	42,722	21,709	(14,608)	(61,229)
Charges, benefits and surrenders	(25,729)	(27,729)	(23,599)	(23,805)	(26,303)
Ending separate account balance	$784,995	$838,190	$865,557	$862,738	$802,225

Separate account balance:
Balance per financial statements	$784,995	$838,190	$865,557	$862,738	$802,225
Less: alliance partners' share	(22,767)	(22,865)	(23,205)	(22,301)	(20,932)
Add: alliance partner separate account assets on business assumed	63,307	69,545	77,110	79,150	79,212
	$825,535	$884,870	$919,462	$919,587	$860,505

Other data:
Number of direct contracts - variable annuity	20,820	20,960	21,009	21,041	21,025
Number of direct policies - variable universal life	64,122	63,842	63,562	63,378	62,858
Direct face amounts - variable universal life	$7,704	$7,755	$7,779	$7,846	$7,804

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$2,720	$3,386	$4,359	$4,279	$3,062
Other income	5,473	5,911	5,940	6,283	5,435
Total operating revenues	8,193	9,297	10,299	10,562	8,497

Benefits and expenses:
Other underwriting and insurance expenses	380	459	1,257	997	617
Interest expense	3,288	4,511	4,437	4,430	4,451
Other expenses	5,832	5,492	5,486	6,213	5,752
Total benefits and expenses	9,500	10,462	11,180	11,640	10,820
	(1,307)	(1,165)	(881)	(1,078)	(2,323)
Minority interest in loss (earnings) of subsidiaries	(10)	5	2	52	9
Equity income, before tax	577	291	828	666	180
Pre-tax operating loss	$(740)	$(869)	$(51)	$(360)	$(2,134)

Balance sheet data, securities at cost:
Assets:
Investments	$209,753	$236,869	$260,628	$280,864	$188,101
Securities and indebtedness of related parties	18,220	18,510	19,511	19,954	20,040
Other assets	337,539	389,252	377,199	426,436	451,908
Total assets	$565,512	$644,631	$657,338	$727,254	$660,049

Liabilities and equity:
Liabilities:
Insurance reserves	$72,475	$70,645	$68,330	$68,360	$68,710
Debt	316,229	316,893	316,912	316,930	316,949
Other liabilities	190,451	270,753	279,425	356,423	316,923
Total liabilities	579,155	658,291	664,667	741,713	702,582
Minority interest in subsidiaries	148	146	143	91	129
Equity	(13,791)	(13,806)	(7,472)	(14,550)	(42,662)
Total liabilities and equity	$565,512	$644,631	$657,338	$727,254	$660,049

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs by Segment

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Deferred policy acquisition costs - beginning of period	$78,169	$79,574	$78,932	$79,556	$80,685
Capitalization:
Commissions	2,614	2,620	1,791	1,844	2,774
Expenses	784	388	559	303	720
Total capitalization	3,398	3,008	2,350	2,147	3,494
Amortization - operating basis, before impact of unlocking	(2,045)	(2,607)	(1,953)	(2,111)	(2,482)
Amortization - unlocking	-	-	(1,226)	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	52	(1,043)	1,453	1,093	2,326
Deferred policy acquisition costs - end of period	$79,574	$78,932	$79,556	$80,685	$84,023

Traditional Annuity - Independent Distribution
Deferred policy acquisition costs - beginning of period	$384,375	$399,681	$404,756	$433,409	$468,529
Capitalization:
Commissions	24,105	23,240	30,087	31,001	24,478
Expenses	1,607	1,800	2,216	2,176	1,931
Total capitalization	25,712	25,040	32,303	33,177	26,409
Amortization - operating basis, before impact of unlocking	(10,731)	(12,147)	(12,191)	(13,339)	(13,011)
Amortization - unlocking	1,439	(619)	-	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(1,114)	(7,199)	8,541	15,282	(3,219)
Deferred policy acquisition costs - end of period	$399,681	$404,756	$433,409	$468,529	$478,708

Traditional & Universal Life Insurance
Deferred policy acquisition costs - beginning of period	$220,858	$223,324	$226,659	$227,267	$230,399
Capitalization:
Commissions	3,148	4,104	3,084	4,828	2,960
Expenses	3,728	3,339	3,573	3,850	3,818
Total capitalization	6,876	7,443	6,657	8,678	6,778
Amortization - operating basis, before impact of unlocking	(4,409)	(4,580)	(4,438)	(5,555)	(4,446)
Coinsurance adjustment	-	-	-	-	-
Amortization - unlocking	-	453	(1,604)	-	-
Amortization - realized gains/losses on investments	(1)	19	(7)	9	396
Deferred policy acquisition costs - end of period	$223,324	$226,659	$227,267	$230,399	$233,127

Variable
Deferred policy acquisition costs - beginning of period	$146,934	$147,906	$151,076	$154,059	$156,055
Capitalization:
Commissions	2,836	3,412	2,857	3,765	2,618
Expenses	1,011	932	1,156	969	893
Total capitalization	3,847	4,344	4,013	4,734	3,511
Amortization - operating basis, before impact of unlocking	(2,764)	(1,454)	(1,590)	(4,277)	(2,497)
Amortization - unlocking	-	266	975	1,257	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(111)	14	(415)	282	(89)
Deferred policy acquisition costs - end of period	$147,906	$151,076	$154,059	$156,055	$156,980

Total
Deferred policy acquisition costs - beginning of period	$830,336	$850,485	$861,423	$894,291	$935,668
Capitalization:
Commissions	32,703	33,376	37,819	41,438	32,830
Expenses	7,130	6,459	7,504	7,298	7,362
Total capitalization	39,833	39,835	45,323	48,736	40,192
Amortization - operating basis, before impact of unlocking	(19,949)	(20,789)	(20,172)	(25,282)	(22,436)
Amortization - unlocking	1,439	101	(1,855)	1,257	-
Coinsurance adjustment	-	-	-	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(1,174)	(8,209)	9,572	16,666	(586)
Deferred policy acquisition costs - end of period	850,485	861,423	894,291	935,668	952,838
Impact of unrealized gains/losses on investments	(9,009)	60,217	49,872	55,487	136,506
Deferred policy acquisition costs	$841,476	$921,640	$944,163	$991,155	$1,089,344

FBL Financial Group, Inc.
Collected Premiums

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$20,676	$20,572	$17,052	$14,966	$25,530
Renewal - individual	12,826	14,100	8,282	9,335	18,115
Group	1,961	1,944	2,514	2,621	1,703
Total Traditional Annuity - Exclusive Distribution	35,463	36,616	27,848	26,922	45,348

Traditional Annuity - Independent Distribution
Fixed rate annuities	74,543	56,674	275,866	283,563	120,928
Index annuities	221,517	222,678	213,254	221,033	205,758
Total direct	296,060	279,352	489,120	504,596	326,686
Reinsurance assumed	755	1,311	663	458	882
Total Traditional Annuity - Independent Distribution, net of reinsurance
	296,815	280,663	489,783	505,054	327,568

Traditional and Universal Life Insurance
Universal life:
First year	1,038	1,079	1,286	2,045	1,361
Renewal	9,867	10,062	9,178	9,920	9,919
Total	10,905	11,141	10,464	11,965	11,280
Participating whole life:
First year	3,720	4,029	3,660	3,271	2,848
Renewal	22,534	24,364	21,695	22,656	23,135
Total	26,254	28,393	25,355	25,927	25,983
Term life and other:
First year	2,142	2,320	2,326	2,503	2,595
Renewal	11,011	11,069	11,027	11,411	12,038
Total	13,153	13,389	13,353	13,914	14,633
Total Traditional and Universal Life Insurance - Exclusive Distribution	50,312	52,923	49,172	51,806	51,896
Reinsurance assumed	2,760	3,501	2,911	2,905	2,735
Reinsurance ceded	(4,475)	(4,833)	(4,157)	(4,844)	(4,637)
Total Traditional and Universal Life Insurance, net of reinsurance	48,597	51,591	47,926	49,867	49,994

Variable
Variable annuities:
Exclusive distribution:
First year	15,097	17,566	13,923	19,254	13,217
Renewal	6,617	7,758	5,966	6,036	6,682
Total	21,714	25,324	19,889	25,290	19,899
Alliance channel:
First year (1)	6,420	9,037	7,493	7,480	6,385
Renewal (1)	1,244	1,585	1,121	1,078	1,435
Total	7,664	10,622	8,614	8,558	7,820
Total variable annuities	29,378	35,946	28,503	33,848	27,719
Variable universal life:
Exclusive distribution:
First year	1,527	1,087	904	2,039	1,756
Renewal	11,513	12,079	11,158	11,302	11,936
Total	13,040	13,166	12,062	13,341	13,692
Alliance channel:
First year (1)	186	205	236	152	122
Renewal (1)	528	535	510	529	541
Total	714	740	746	681	663
Total variable universal life	13,754	13,906	12,808	14,022	14,355
Total Variable	43,132	49,852	41,311	47,870	42,074
Reinsurance ceded	(349)	(145)	(202)	(160)	(153)
Total Variable, net of reinsurance	42,783	49,707	41,109	47,710	41,921

Corporate and Other
Accident and health premiums collected, net of reinsurance
	70	28	24	234	63
	$423,728	$418,605	$606,690	$629,787	$464,894

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008
	(Dollars in thousands, except per share data)
Capitalization:
Revolving line of credit agreement	$46,000	$46,000	$46,000	$46,000	$46,000
Senior notes, due 2014	75,388	75,376	75,365	75,353	75,341
Senior notes, due 2017	97,841	98,517	98,547	98,577	98,608
Trust preferred securities	97,000	97,000	97,000	97,000	97,000
Total debt	316,229	316,893	316,912	316,930	316,949

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	875,204	909,592	924,976	936,236	941,372
Total capitalization, excluding AOCI	1,194,433	1,229,485	1,244,888	1,256,166	1,261,321

Accumulated other comprehensive income (loss)	30,476	(40,907)	(30,658)	(36,345)	(137,996)
Total capitalization, including AOCI	$1,224,909	$1,188,578	$1,214,230	$1,219,821	$1,123,325

Common shares outstanding	29,834,194	29,939,365	29,986,157	30,019,728	30,162,058

Book Value per Share:
Excluding AOCI	$29.34	$30.38	$30.85	$31.19	$31.21
Including AOCI	30.36	29.01	29.82	29.98	26.64

Debt-to-Capital Ratio:
Excluding AOCI	26.5%	25.8%	25.5%	25.2%	25.1%
Including AOCI	25.8	26.7	26.1	26.0	28.2

Class A Common Ownership:
Iowa Farm Bureau Federation	51.3%	51.1%	51.0%	51.0%	50.7%
Other Farm Bureau entities	9.3	9.1	9.0	9.0	8.9
Public	39.4	39.8	40.0	40.0	40.4
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	64.3%	62.8%	63.4%	63.6%	62.0%
(BBB)	31.6	33.0	32.5	32.6	34.1
(BB)	3.0	3.2	3.1	2.7	2.8
(<BB)	1.1	1.0	1.0	1.1	1.1

Investment by Type:
Fixed maturities	61.9%	61.6%	61.3%	61.4%	61.3%
Residential mortgage-backed	17.1	16.7	17.0	16.7	17.0
Commercial mortgage-backed	4.1	4.0	4.3	5.1	5.2
Asset-backed	2.7	2.8	2.6	2.3	2.3
Mortgage loans	10.1	10.7	10.8	11.0	11.2
Equity securities	0.4	0.3	0.3	0.2	0.2
Other	3.7	3.9	3.7	3.3	2.8

Securities and indebtedness of related parties:
Real estate investment partnerships (2 at March 31, 2008)	$11,859	$12,115	$13,029	$13,245	$13,123
Berthel Fisher and Company	5,664	5,877	5,936	6,154	6,422
Investment partnerships (3 at March 31, 2008)	663	498	443	396	441
Other	48	41	37	41	57
	18,234	18,531	19,445	19,836	20,043
Proportionate share of net unrealized investment gains (loss) of equity investees
	(11)	(18)	69	121	-
Securities and indebtedness of related parties	$18,223	$18,513	$19,514	$19,957	$20,043

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,249	1,234	1,234	1,188	1,192
7 Life-only states	781	786	790	779	763
Total Farm Bureau Life channel	2,030	2,020	2,024	1,967	1,955

Percentage registered representatives:
Farm Bureau Life channel	87.0%	87.9%	88.3%	88.3%	88.6%

EquiTrust Life channel:
Independent Agents	16,220	17,356	18,902	19,781	20,726